Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-KSB/A (the "Report") of BSP ONElink, Inc. (the "Company") for the year ended December 31, 2002, each of the undersigned, F. William Guerin, the President and Chief Executive Officer of the Company, and David J. Bolton, the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  April 30, 2003                /s/ F. William Guerin
                                      ------------------------------------
                                      F. William Guerin,
                                      President and Chief Executive Officer


Dated:  April 30, 2003                 /s/ David J. Bolton
                                      -----------------------------------------
                                       David J. Bolton, Chief Financial Officer


                                     ******


A signed original of this written statement required by Section 906 has been provided to BSP ONElink, Inc. and will be retained by BSP ONElink, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.